UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 7, 2008

                          ----------------------------


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                    5804 E. SLAUSON AVE., COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                (323)  725-5555
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2008 (the "Form 8-K"), regarding the resignation of one of the Registrant's directors. The Form 8-K is hereby amended to insert those items as set forth herein.

ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 11, 2008, Keith B. Hall notified the Registrant via electronic mail that he disagreed with the statements made by the Registrant in the Form 8-K. The registrant has filed a copy of Mr. Hall's electronic mail correspondence as exhibit 99.2 to the Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

                  99.2 Electronic Mail Correspondence from Keith B. Hall dated July 11, 2008.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BLUE HOLDINGS, INC.


Date:  July 15, 2008                 By:    /S/ ERIC HOHL
                                            ----------------------------
                                            Eric Hohl
                                            Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER                        DESCRIPTION OF EXHIBIT
--------------    --------------------------------------------------------------

     99.2         Electronic Mail  Correspondence  from Keith B. Hall dated July
                  11, 2008.


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